Vanguard Russell 1000 Value Index Fund Investment Strategy - Institutional Prospectus [Member] - Vanguard Russell 1000 Value Index Fund	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the Russell 1000® Value Index (the “Target Index”). The Target Index is designed to measure the performance of large-capitalization value stocks in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.